                                                                      EXHIBIT 21


                         GENERAL GROWTH PROPERTIES, INC.

                              LIST OF SUBSIDIARIES


General Growth Properties, Inc. has a controlling interest in the following entities:


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   BAY SHORE MALL, INC.                            DELAWARE
   BIRCHWOOD MALL, INC.                            DELAWARE
   CAPITAL MALL, INC.                              DELAWARE
   CENTURY PLAZA, INC.                             DELAWARE
   COASTLAND CENTER, INC.                          DELAWARE
   EAGLE RIDGE MALL, INC.                          DELAWARE
   EDEN PRAIRIE MALL, INC.                         DELAWARE
   GENERAL GROWTH - WESTLAKE (GP), INC.            DELAWARE
   GENERAL GROWTH BAYBROOK MALL, INC.              DELAWARE
   GGP 110, INC.                                   DELAWARE
   GGP ALA MOANA, INC.                             DELAWARE
   GGP BOSSIER MALL, INC.                          DELAWARE
   GGP KAPIOLANI DEVELOPMENT, INC.                 DELAWARE
   GGP-FINANCE SUB, INC.                           DELAWARE
   GGP-GATEWAY MALL, INC.                          DELAWARE
   GGP-LAKEVIEW SQUARE, INC.                       DELAWARE
   GGP-LANSING MALL, INC.                          DELAWARE
   GGP-KENTUCKY, INC.                              KENTUCKY
   GGP-SOUTH SHORE PARTNERS, INC.                  DELAWARE
   GGP-TOWN EAST MALL, INC.                        DELAWARE
   GRANDVILLE MALL II, INC.                        DELAWARE
   GRANDVILLE MALL, INC.                           DELAWARE
   GREENWOOD MALL, INC.                            DELAWARE
   KALAMAZOO MALL, INC.                            DELAWARE
   KNOLLWOOD MALL, INC.                            DELAWARE
   MALL OF THE BLUFFS, INC.                        DELAWARE
   MALL ST. VINCENT, INC.                          DELAWARE
   MARKET PLACE OUTPARCEL, INC.                    DELAWARE
   MSAB HOLDINGS, INC.                             DELAWARE
   OAKWOOD HILLS MALL, INC.                        DELAWARE
   OKLAHOMA MALL, INC.                             DELAWARE
   PIERRE BOSSIER MALL, INC.                       DELAWARE
   SPRING HILL MALL, INC.                          DELAWARE
   ST. CLOUD MALL, INC.                            DELAWARE
   TRACY MALL, INC.                                DELAWARE

                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   VALLEY HILLS MALL, INC.                         DELAWARE

GENERAL GROWTH FINANCE SPE, INC.                   DELAWARE
GGP LIMITED PARTNERSHIP                            DELAWARE


General Growth Finance SPE, Inc. has a controlling interest in the following entities:


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   CHAMPAIGN MARKET PLACE, INC.                    DELAWARE
   FALLBROOK SQUARE, INC.                          DELAWARE
   GGP-WESTWOOD MALL, INC.                         DELAWARE
   SOUTHLAKE MALL, INC.                            DELAWARE


GGP Limited Partnership has a controlling interest in the following entities:


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   DAYJAY ASSOCIATES  (50% ownership)              OKLAHOMA
   GENERAL GROWTH - WESTLAKE, L.P.                 DELAWARE
   GG DR, L.L.C.                                   ILLINOIS
   GGP 110 HOLDING L.L.C.                          DELAWARE
   GGP 110 L.L.C.                                  DELAWARE
   GGP FINANCE L.L.C.                              DELAWARE
   GGP-FOOTHILLS L.L.C.                            DELAWARE
   GGP JORDAN CREEK L.L.C.                         DELAWARE
   GGP-BURLINGTON L.L.C.                           DELAWARE
   GGP-TC L.L.C.                                   DELAWARE
   GGP-TUSCON MALL L.L.C.                          DELAWARE
   GGP VENTURES COSTA RICA, L.L.C.                 DELAWARE
   GREENWOOD MALL L.L.C.                           DELAWARE
   HO RETAIL PROPERTIES I LIMITED PARTNERSHIP      ILLINOIS
   MALL ST. VINCENT, L.P.                          DELAWARE
   MSAB HOLDINGS L.L.C.                            DELAWARE
   NORTHWEST OHIO MALL L.L.C.                      DELAWARE
   OKLAHOMA MALL L.L.C.                            DELAWARE
   ST. CLOUD LAND L.L.C.                           DELAWARE

                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   ST. CLOUD MALL L.L.C.                           DELAWARE
   TOWN EAST MALL PARTNERSHIP (50% ownership)        TEXAS
   TOWN EAST MALL, L.P.                            DELAWARE
   WESTLAKE RETAIL ASSOCIATES, LTD. (50%             TEXAS
   ownership)

GGPLP L.L.C.                                       DELAWARE
GGP HOLDING, INC.                                  DELAWARE
GGP IVANHOE, INC.                                  DELAWARE
GGP IVANHOE III, INC.                              DELAWARE
GGP IVANHOE IV, INC.                               DELAWARE
GENERAL GROWTH MANAGEMENT, INC.                    DELAWARE
GGP-TRS L.L.C. (50% OWNERSHIP)                     DELAWARE


GGPLP L.L.C. has a controlling interest in the following entities:


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   BAKERSFIELD MALL LLC                            DELAWARE
   BAY SHORE MALL II L.L.C.                        DELAWARE
   BAY SHORE MALL PARTNERS                        CALIFORNIA
   BAYBROOK MALL, L.P.                             DELAWARE
   BELLIS FAIR PARTNERS                           WASHINGTON
   BIRCHWOOD MALL PARTNERS L.L.C.                  MICHIGAN
   BOSSIER OUTPARCEL, L.P.                         DELAWARE
   BOULEVARD ASSOCIATES                             NEVADA
   BOULEVARD MALL I LLC                             NEVADA
   BOULEVARD MALL II LLC                            NEVADA
   CAPITAL MALL L.L.C.                             DELAWARE
   CENTURY PLAZA L.L.C.                            DELAWARE
   CHAMPAIGN MARKET PLACE L.L.C.                   DELAWARE
   CHAPEL HILLS MALL L.L.C.                        DELAWARE
   CHICO MALL L.L.C.                               DELAWARE
   CHICO MALL, L.P.                                DELAWARE
   CHICO MALL LAND L.L.C.                          DELAWARE
   COASTLAND CENTER, L.P.                          DELAWARE
   COLONY SQUARE MALL L.L.C.                       DELAWARE
   COLUMBIA MALL L.L.C.                            DELAWARE
   CORONADO CENTER L.L.C.                          DELAWARE

                                                       STATE OF
ENTITY                                          INCORPORATION/FORMATION
------                                          -----------------------
   CORONADO CENTER HOLDING L.L.C.                      DELAWARE
   EAGLE RIDGE MALL, L.P.                              DELAWARE
   EDEN PRAIRIE MALL L.L.C.                            DELAWARE
   FALLBROOK SQUARE PARTNERS II, L.P.                  DELAWARE
   FALLBROOK SQUARE PARTNERS L.L.C.                    DELAWARE
   FALLBROOK SQUARE PARTNERS LIMITED PARTNERSHIP      CALIFORNIA
   FOX RIVER PLAZA NORTH L.L.C.                        DELAWARE
   FOX RIVER SHOPPING CENTER L.L.P.                    WISCONSIN
   GGP ALA MOANA HOLDINGS L.L.C.                       DELAWARE
   GGP ALA MOANA L.L.C.                                DELAWARE
   GGP KAPIOLANI DEVELOPMENT L.L.C.                    DELAWARE
   GGP-GATEWAY MALL L.L.C.                             DELAWARE
   GGP-GLENBROOK L.L.C.                                DELAWARE
   GGP-GLENBROOK HOLDING L.L.C.                        DELAWARE
   GGP-GRANDVILLE II L.L.C.                            DELAWARE
   GGP-GRANDVILLE L.L.C.                               DELAWARE
   GGP-GRANDVILLE LAND L.L.C.                          DELAWARE
   GGP-MAINE MALL L.L.C.                               DELAWARE
   GGP-MAINE MALL HOLDING L.L.C.                       DELAWARE
   GGP-MAINE MALL HOLDING II L.L.C.                    DELAWARE
   GGP-MAINE MALL LAND L.L.C.                          DELAWARE
   GGP-PECANLAND II, L.P.                              DELAWARE
   GGP-PECANLAND, L.P.                                 DELAWARE
   GGP-REDLANDS MALL L.L.C.                            DELAWARE
   GGP-REDLANDS MALL, L.P.                             DELAWARE
   GRAND TRAVERSE MALL PARTNERS                          IOWA
   KALAMAZOO MALL L.L.C.                               DELAWARE
   KNOLLWOOD COMPANY, L.P.                             MINNESOTA
   LAKEVIEW SQUARE LIMITED PARTNERSHIP                 DELAWARE
   LANSING MALL LIMITED PARTNERSHIP                    DELAWARE
   LOCKPORT L.L.C.                                     NEW YORK
   MADISON LAND L.L.C.                                 DELAWARE
   MALL OF THE BLUFFS PARTNERS L.L.C.                    IOWA
   MARKET PLACE OUTPARCEL L.L.C.                       DELAWARE
   OAKWOOD HILLS MALL PARTNERS L.L.P.                  WISCONSIN
   PARK MALL L.L.C.                                    DELAWARE
   PEACHTREE MALL L.L.C.                               DELAWARE
   PIEDMONT MALL L.L.C.                                VIRGINIA
   PIERRE BOSSIER MALL, L.P.                           DELAWARE
   PINES MALL PARTNERS                                   IOWA
   RIO WEST L.L.C.                                     DELAWARE

                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   RIVER FALLS MALL PARTNERS                         IOWA
   RIVER HILLS MALL L.L.P.                         MINNESOTA
   ROCHESTER MALL LLC                              DELAWARE
   ROGUE VALLEY MALL L.L.C.                        DELAWARE
   ROGUE VALLEY MALL HOLDING L.L.C.                DELAWARE
   SAINT LOUIS GALLERIA L.L.C.                     DELAWARE
   SAINT LOUIS GALLERIA HOLDING L.L.C.             DELAWARE
   SAINT LOUIS LAND L.L.C.                         DELAWARE
   SOONER FASHION MALL L.L.C.                      DELAWARE
   SOUTH SHORE PARTNERS, L.P.                     WASHINGTON
   SOUTHLAKE MALL L.L.C.                           DELAWARE
   SOUTHLAND MALL, L.P.                            DELAWARE
   SOUTHWEST DENVER LAND L.L.C.                    DELAWARE
   SOUTHWEST PLAZA L.L.C.                          DELAWARE
   SPRING HILL MALL L.L.C.                         DELAWARE
   TRACY MALL PARTNERS I L.L.C.                    DELAWARE
   TRACY MALL PARTNERS II, L.P.                    DELAWARE
   TRACY MALL PARTNERS, L.P.                       DELAWARE
   VALLEY HILLS MALL L.L.C.                        DELAWARE
   VICTORIA WARD SERVICES, INC.                    DELAWARE
   VICTORIA WARD, LIMITED                          DELAWARE
   WESTWOOD LAND L.L.C.                            DELAWARE
   WESTWOOD MALL LIMITED PARTNERSHIP               DELAWARE
GGP ACQUISITION, L.L.C.                            DELAWARE


GGP Acquisition, L.L.C. has a controlling interest in the following entities:


                                                      STATE OF
ENTITY                                           INCORPORATION/FORMATION
------                                           -----------------------
    PRICE GP L.L.C.                                     DELAWARE
    PRICE NT L.L.C.                                     DELAWARE
PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP          MARYLAND

Price Development Company, Limited Partnership has a controlling interest in the following entities:


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
    500 WEST ASSOCIATES, LLC                         UTAH
    500 WEST CAPITAL, L.C.                           UTAH
    BOISE MALL, LLC                                DELAWARE
    BOISE TOWNE PLAZA L.L.C.                         UTAH
    BTS PROPERTIES L.L.C.                          DELAWARE
    FREMONT PLAZA L.L.C.                           DELAWARE
    GATEWAY CROSSING L.L.C.                        DELAWARE
    GGP-SIKES SENTER L.L.C.                        DELAWARE
    GGP-UC L.L.C.                                  DELAWARE
    LYNNHAVEN HOLDING L.L.C.                       DELAWARE
    LYNNHAVEN MALL L.L.C.                          DELAWARE
    MAJESTIC PARTNERS-PROVO, LLC                     UTAH
    PDC COMMUNITY CENTERS L.L.C.                   DELAWARE
    PLAZA 800 L.L.C.                               DELAWARE
    PRICE FINANCING PARTNERSHIP, L.P.              DELAWARE
    PRICE SPOKANE LIMITED PARTNERSHIP              DELAWARE
    PRICE-ASG L.L.C.                               DELAWARE
    PRICE-BOISE COMPANY, LTD.                        UTAH
    PRICE-JAMES COMPANY (50%ownership)               UTAH
    PROVO MALL DEVELOPMENT COMPANY, LTD.             UTAH
    PROVO MALL L.L.C.                              DELAWARE
    SIKES SENTER, L.P.                             DELAWARE
    SPOKANE MALL DEVELOPMENT COMPANY                 UTAH
    LIMITED PARTNERSHIP
    SPOKANE MALL L.L.C.                            DELAWARE
    TV INVESTMENT, LLC                             DELAWARE
    VISALIA MALL L.L.C.                            DELAWARE
    VISALIA MALL, L.P.                             DELAWARE


GGP Holding, Inc. has a controlling interest in the following entities:


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   BAKERSFIELD MALL, INC.                          DELAWARE
   BEXAR MCCRELESS L.L.C.                          DELAWARE
   BOULEVARD MALL, INC.                            DELAWARE
   CALEDONIAN HOLDING COMPANY, INC.                DELAWARE
   DELTA INVESTMENTS LTD.                           NEVADA
   GGP AMERICAN HOLDINGS INC.                      DELAWARE
   GGP AMERICAN PROPERTIES INC.                    DELAWARE
   GGP-CUMBERLAND LAND L.L.C.                      DELAWARE

                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   GGP HOLDING SERVICES, INC.                      DELAWARE
   GGP-BEXAR MCCRELESS, L.P.                       DELAWARE
   GGP-LA PLACE, INC.                              DELAWARE
   GGP-LA PLACE, L.P.                              DELAWARE
   GGP-PECANLAND, INC.                             DELAWARE
   GGP-ROCHESTER MALL, INC.                        DELAWARE
   HAWKEYE PROPERTIES, INC.                         NEVADA
   JPT LIMITED                                      NEVADA
   LA PLACE SHOPPING, L.P.                         DELAWARE
   MJ, INC.                                         NEVADA
   MJF INVESTMENTS CORPORATION                      NEVADA
   PACIFIC REALTY INC.                              NEVADA
   PARIS PROPERTIES INC.                            NEVADA
   PRINCE KUHIO PLAZA, INC.                        DELAWARE
   RASCAP REALTY, LTD.                             NEW YORK
   RS PROPERTIES, INC.                             DELAWARE
   SOUTHLAND MALL, INC.                            DELAWARE
   STERLING FINANCIAL LTD.                          NEVADA
   U.K.-AMERICAN PROPERTIES, INC.                  DELAWARE
   U.K.-LASALLE, INC.                              DELAWARE


GGP Ivanhoe, Inc. has a controlling interest in the following entities:


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   GGP IVANHOE SERVICES, INC.                      DELAWARE
   OAKS MALL GAINESVILLE LIMITED PARTNERSHIP       DELAWARE
   OAKS MALL GAINESVILLE II, INC.                  DELAWARE
   WESTROADS LAND L.L.C.                           DELAWARE
   WESTROADS MALL II, INC.                         DELAWARE
   WESTROADS MALL L.L.C.                           DELAWARE


GGP Ivanhoe III, Inc. has a controlling interest in the following entities:


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   CHATTANOOGA MALL, INC.                          DELAWARE

                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   GENERAL GROWTH OAK VIEW MALL, INC.              DELAWARE
   GGP IVANHOE II, INC.                            DELAWARE
   GGP IVANHOE III SERVICES, INC.                  DELAWARE
   GGP MEADOWS MALL L.L.C.                         DELAWARE
   GGP SAVANNAH L.L.C.                             DELAWARE
   LANCASTER TRUST                                 ILLINOIS
   LANDMARK MALL L.L.C.                            DELAWARE
   LANDMARK MALL, INC.                             DELAWARE
   MAYFAIR PROPERTY INC.                           DELAWARE
   NORTHGATE MALL L.L.C.                           DELAWARE
   OAK VIEW MALL L.L.C.                            DELAWARE
   OGLETHORPE MALL L.L.C.                          DELAWARE
   OGLETHORPE MALL, INC.                           DELAWARE
   PARCIT-IIP LANCASTER VENTURE                    ILLINOIS
   PARCITY L.L.C.                                  DELAWARE
   PARCITY TRUST                                   DELAWARE
   PARK CITY HOLDING, INC.                         DELAWARE
   PC LANCASTER L.L.C.                             DELAWARE
   PC LANCASTER TRUST                              DELAWARE


GGP Ivanhoe IV, Inc. has a controlling interest in the following entities


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   EASTRIDGE SHOPPING CENTER, INC.                 DELAWARE
   EASTRIDGE SHOPPING CENTER L.L.C.                DELAWARE
   GGP IVANHOE IV SERVICES, INC.                   DELAWARE

General Growth Management, Inc. has a controlling interest in the following entities


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   FENWAY RETAIL SERVICES, INC.                    DELAWARE
   GGMI MALLIBU, INC.                              DELAWARE
   GGP LH HOLDINGS L.L.C.                          DELAWARE
   GGP TITLE, INC.                                 DELAWARE
   HOMART MANAGEMENT CO.                           DELAWARE
   HOMART MANAGEMENT CO. - CONNECTICUT             DELAWARE

                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   HOMART MANAGEMENT CO. - PENNSYLVANIA            DELAWARE
   HOMART MANAGEMENT CO. - FLORIDA                 DELAWARE
   HOMART MANAGEMENT CO. - GEORGIA                 DELAWARE
   HOMART MANAGEMENT CO. - HAWAII                  DELAWARE
   HOMART MANAGEMENT CO. - ILLINOIS                DELAWARE
   HOMART MANAGEMENT CO. - MINNESOTA               DELAWARE
   HOMART MANAGEMENT CO. - TEXAS                     TEXAS
   HOMART MANAGEMENT CO. - WEST VIRGINIA           DELAWARE
   THE LEARNING MALL L.L.C.                        DELAWARE


GGP-TRS L.L.C. has a controlling interest in the following entities:


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
    CLACKAMAS MALL L.L.C.                          DELAWARE
    FLORENCE MALL L.L.C.                           DELAWARE
    GGP-TRS SERVICES, INC.                         DELAWARE
    GGP-TYLER MALL L.L.C.                          DELAWARE
    KENWOOD MALL L.L.C.                            DELAWARE
    SILVER CITY GALLERIA L.L.C.                    DELAWARE
    TYLER MALL LIMITED PARTNERSHIP                 DELAWARE

GGP Limited Partnership has a 50% interest in the following entities:


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
GGP/HOMART, INC.                                   DELAWARE
GGP/HOMART II L.L.C.                               DELAWARE


GGP/Homart, Inc. has a controlling interest in the following entities:


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   ALAMEDA MALL ASSOCIATES                         ILLINOIS
   ALAMEDA MALL L.L.C.                             DELAWARE
   BAY CITY MALL ASSOCIATES L.L.C.                 MICHIGAN

                                                               STATE OF
ENTITY                                                  INCORPORATION/FORMATION
------                                                  -----------------------
   C.V. CENTER, INC.                                           DELAWARE
   EAST MESA LAND L.L.C. (33 1/3% ownership)                   ARIZONA
   EAST MESA MALL L.L.C. (50% ownership)                       ARIZONA
   GENERAL GROWTH WOODLANDS ONE, INC.                          DELAWARE
   GENERAL GROWTH WOODLANDS TWO, INC.                          DELAWARE
   GGP GENERAL I, INC.                                         DELAWARE
   GGP GENERAL II, INC.                                        DELAWARE
   GGP/H HOLDING, INC.                                         DELAWARE
   GGP/HOMART SERVICES, INC.                                   DELAWARE
   GGP-ARROWHEAD, INC.                                         DELAWARE
   GGP-BAY CITY ONE, INC.                                      DELAWARE
   GGP-BAY CITY TWO, INC.                                      DELAWARE
   GGP-BENSALEM L.L.C.                                         DELAWARE
   GGP-BRASS MILL, INC.                                        DELAWARE
   GGP-BUCKLAND HILLS ONE, INC.                                DELAWARE
   GGP-BUCKLAND HILLS THREE, INC.                              DELAWARE
   GGP-BUCKLAND HILLS TWO, INC.                                DELAWARE
   GGP-CHANDLER, INC.                                          DELAWARE
   GGP-CHINO HILLS, INC.                                       DELAWARE
   GGP-COLUMBIANA TRUST                                        DELAWARE
   GGP-CONCORD LAND CO., INC.                                  DELAWARE
   GGP-DEERBROOK ONE, INC.                                     DELAWARE
   GGP-DEERBROOK TWO, INC.                                     DELAWARE
   GGP-DEERBROOK, L.P.                                         DELAWARE
   GGP-LAKELAND, INC.                                          DELAWARE
   GGP-LAKELAND SQUARE, INC.                                   DELAWARE
   GGP-LAKELAND SQUARE II, INC.                                DELAWARE
   GGP-MERIDEN SQUARE, INC.                                    DELAWARE
   GGP-MORENO VALLEY, INC.                                     DELAWARE
   GGP-NESHAMINY TRUST                                         DELAWARE
   GGP-NEWGATE MALL, INC.                                      DELAWARE
   GGP-NEWPARK L.L.C.                                          DELAWARE
   GGP-NEWPARK, INC.                                           DELAWARE
   GGP-NORTH POINT, INC.                                       DELAWARE
   GGP-NORTHBROOK, INC.                                        DELAWARE
   GGP-PARKS AT ARLINGTON ONE, INC.                            DELAWARE
   GGP-PARKS AT ARLINGTON TWO, INC.                            DELAWARE
   GGP-PEMBROKE LAKES II, INC.                                 DELAWARE
   GGP-PEMBROKE LAKES, INC.                                    DELAWARE
   GGP-ROLLING OAKS, INC.                                      DELAWARE
   GGP-SHAVANO PARK, INC.                                      DELAWARE

                                                               STATE OF
ENTITY                                                  INCORPORATION/FORMATION
------                                                  -----------------------
   GGP-SPRING CREEK, INC.                                      DELAWARE
   GGP-STEEPLEGATE, INC.                                       DELAWARE
   GGP-SUPERSTITION SPRINGS, INC.                              DELAWARE
   GGP-VISTA RIDGE, INC.                                       DELAWARE
   GGP-WILLOWBROOK, INC.                                       DELAWARE
   GGP-WOODLANDS, L.P.                                         DELAWARE
   HCTSS L.L.C.                                                DELAWARE
   HO RETAIL PROPERTIES II LIMITED PARTNERSHIP                 ILLINOIS
   NESHAMINY MALL JOINT VENTURE LIMITED PARTNERSHIP            ILLINOIS
   (50% ownership)
   NEW RIVER ASSOCIATES (33 1/3% ownership)                     ARIZONA
   NEWPARK MALL L.L.C.                                         DELAWARE
   PARKS AT ARLINGTON, L.P.                                    DELAWARE
   PAVILIONS AT BUCKLAND HILLS L.L.C.                          DELAWARE
   PEMBROKE LAKES MALL LTD.                                     FLORIDA
   SIMON HOMART SHAVANO MALL PARTNERSHIP  (50% ownership)        TEXAS
   SPECTRUM CENTER ASSOCIATES (50% ownership)                 CALIFORNIA
   SPRING CREEK MALL ASSOCIATES (50% ownership)                COLORADO
   STONEBRIAR MALL, INC.                                       DELAWARE
   THE WOODLANDS MALL ASSOCIATES (50% ownership)               DELAWARE
   TYSONS GALLERIA L.L.C.                                      DELAWARE
   VISTA RIDGE JOINT VENTURE, L.P.                             DELAWARE
   VISTA RIDGE MALL, INC.                                      DELAWARE
   WEST OAKS MALL TRUST                                        DELAWARE


GGP/Homart II, L.L.C. has a controlling interest in the following entities:


                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   ALDERWOOD MALL L.L.C.                           DELAWARE
   ALTAMONTE MALL VENTURE                           FLORIDA
   ALTAMONTE SPRINGS MALL II, L.P.                 DELAWARE
   ALTAMONTE SPRINGS MALL L.L.C.                   DELAWARE
   ALTAMONTE SPRINGS MALL, L.P.                    DELAWARE
   CAROLINA PLACE L.L.C.                           DELAWARE
   CPM LAND L.L.C.                                 DELAWARE

                                                   STATE OF
ENTITY                                      INCORPORATION/FORMATION
------                                      -----------------------
   ELK GROVE TOWN CENTER L.L.C.                    DELAWARE
   ELK GROVE TOWN CENTER L.P.                      DELAWARE
   GENERAL GROWTH PROPERTIES-NATICK LIMITED        DELAWARE
   PARTNERSHIP
   GENERAL GROWTH PROPERTIES-NATICK II, INC.       DELAWARE
   GENERAL GROWTH SUGAR LAND MALL, INC.            DELAWARE
   GENERAL GROWTH WILLOWBROOK L.L.C.               DELAWARE
   GGP CONTRACTOR, INC.                            DELAWARE
   GGP/HOMART II SERVICES, INC.                    DELAWARE
   GGP-GLENDALE, INC.                              DELAWARE
   GGP-NATICK SERVICES, INC.                       DELAWARE
   GGP-NATICK TRUST                              MASSACHUSETTS
   GGP-NATICK WEST L.L.C.                          DELAWARE
   GGP-SUGAR LAND MALL, L.P.                       DELAWARE
   GGP-WILOWBROOK, L.P.                            DELAWARE
   GLENDALE I MALL ASSOCIATES, LLC                 DELAWARE
   GLENDALE HOLDING L.L.C.                         DELAWARE
   GLENDALE HOLDING, INC.                          DELAWARE
   GLENDALE II MALL ASSOCIATES, LLC                DELAWARE
   GLENDALE OHRBACH'S ASSOCIATES, LLC              DELAWARE
   MONTCLAIR PLAZA L.L.C.                          DELAWARE
   NORTHBROOK COURT I L.L.C.                       DELAWARE
   NORTHBROOK COURT II L.L.C.                      DELAWARE
   NORTHBROOK COURT L.L.C.                         DELAWARE
   STONEBRIAR MALL (GP) L.L.C.                     DELAWARE
   STONEBRIAR MALL LIMITED PARTNERSHIP             DELAWARE
   WESTCOAST ESTATES                              CALIFORNIA